Exhibit 10.4



                            CUSTODY CONTROL AGREEMENT


         THIS CUSTODY CONTROL AGREEMENT (the "Agreement") dated as of October 30, 1998, is entered into by and between AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (the "Company") and LASALLE NATIONAL BANK, a national banking association ("Agent"), as custodian, but subject to its rights as agent for certain Banks pursuant to the Credit Agreement and the Security Agreement (defined below).


                              PRELIMINARY STATEMENT


         WHEREAS, the Company has requested that the Agent act as custodian for the purpose of receiving and holding certain property from time to time as custodian and as agent for the benefit of the Banks pursuant to the Credit Agreement and the Security Agreement;

         WHEREAS, the Company, the Agent and certain lenders ("Banks") have entered into a certain Credit Agreement dated as of October 30, 1998 (as amended, amended and restated, supplemented, extended or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions of the Credit Agreement, the Banks thereunder have agreed to make a credit facility available to the Company on the condition that, among other things, the Company enter into a certain Security and Pledge Agreement dated as of October 30, 1998 (as amended, amended and restated, supplemented, extended or otherwise modified from time to time, the "Security Agreement") and grant the Agent for the benefit of the Banks a perfected, first-priority interest in all of its property (including all Property hereunder).

         NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.1 Definitions. As used herein, the following terms shall have the meanings assigned thereto below:

         "Authorized Employee" means any employee of the Company listed on
Schedule I hereto and any other Company employee hereafter authorized in writing by an existing Authorized Employee to act as an Authorized Employee of Company hereunder; provided, that any Authorized Employee may send the Agent a notice informing them of any other Authorized Employee who ceases to be an Authorized Employee.

         "Property" means securities, notes, loan documents, loan files and other property reasonably acceptable to Agent.

          "Termination Date" means the date upon which this Agreement is terminated pursuant to Sections 3.04 or 3.05 hereto.

         Capitalized terms not defined herein shall have the meaning given to them in the Credit Agreement.


                                    ARTICLE 2
                                    CUSTODIAN

         SECTION 2.1 Designation and Appointment of Agent as Custodian. The Agent is hereby designated as, and hereby agrees to perform the duties and obligations of, custodian under and as set forth in this Agreement, but subject to its duties as perfection agent and bailee, as agent for the benefit of the Banks under the Credit Agreement and the Security Agreement. The Agent acknowledges and agrees that it is acting and will act with respect to the Property for the benefit of the Banks and is not, and shall not at any time in the future be, subject with respect to the Property, in any manner or to any extent, to the direction or control of the Company, except as expressly permitted by this Agreement. The Agent agrees to act in accordance with this Agreement, subject to its rights and duties under the Credit Agreement and the Security Agreement. The Agent shall serve as custodian from the date hereof until the Termination Date.

         SECTION 2.2 Duties of Custodian. At all times that the Agent shall be the custodian, it shall duly discharge its duties of receiving and holding the Property in accordance with this Agreement. As to any matters not expressly provided for by this Agreement, the Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Company (executed by an Authorized Employee); provided, that the Agent shall not be required to take any action which is contrary to this Agreement, the Credit Agreement or applicable law, or which is not reasonably incidental to its duties and responsibilities under this Agreement or the Credit Agreement or is of a type unrelated to its business.

         SECTION 2.3 Property. (a) From time to time the Company may deliver Property to the Agent. Each delivery of Property shall be contained in a redwell file folder labeled by transaction and tabbed by individual document and accompanied by a list in the form of Schedule II hereto itemizing each document (and the corresponding tab number) included in such Property and indicating whether it is an original or copy. All supplemental deliveries of Property relating to transactions for which Property was previously delivered (each, an "Existing Transaction") shall be delivered with an addendum in the same format referring to the Schedule II delivered for such Existing Transaction. Each delivery of Property shall include a note power executed in blank (if such Property includes senior or subordinated debt), a stock power executed in blank (if such Property includes capital stock) and assignments of security documents (if such transaction is secured, and in recordable form if such security documents include a mortgage or deed of trust) and such notices and consents as may be required by the Agent, all consistent with the forms delivered on the Closing Date. Promptly after receipt of each delivery of Property, the Agent shall confirm receipt of such Property in the manner set forth on Schedule II. The acknowledgment by the Agent of Property delivered hereunder shall be based solely on a confirmation of receipt of the documents listed on Schedule II. The Agent shall have no obligation to conduct a review of the adequacy or sufficiency of any Property and makes no representation or warranty as to the existence, validity, legality, enforceability, recordability, genuineness, authorization, collectability, insurability, effectiveness or suitability of any Property for any purpose. All Property shall be delivered to the Agent at the address set forth in Section 3.03. At all times, the Company shall remain the owner of the Property, provided, that at all times until the Credit Agreement is terminated and all obligations thereunder have been paid in full, all property shall be held by the Agent hereunder pursuant to the security interest in favor of the Agent for the benefit of the Banks. All such Property shall be held by the Agent pursuant to the terms of this Agreement, the Credit Agreement and the Security Agreement. Such Property shall be placed by the Agent for safekeeping in a fire resistant facility located on the Agent's premises and shall be held in a manner which allows such Property to be released within two business days following the Agent's receipt of notice pursuant to the terms set forth in
Section 2.04 below.

         (b) Property held by the Agent shall at all times be individually segregated from the securities and other property of all persons other than the Company and marked in an appropriate manner (including by attaching tags or labels to the Property or by placing the Property in labeled containers that contain only the Company's Property) to identify clearly the Company's ownership, both upon physical inspection thereof and upon examination of the books and records of the Agent.

         SECTION 2.4 Removal of Property. (a) Subject to clause (c) below, the Company shall have the right, upon reasonable advance written notice (by facsimile or otherwise) signed by an Authorized Employee, to remove all or any portion of the Property from the Agent; provided that the Company executes and delivers to the Agent a Release Request in the form of Schedule III hereto.

         (b) Subject to clause (c) below, other than as described in the this
Section 2.04 and as otherwise required by law, the Agent shall have no authority to release any Property to any other Person.

         (c) Notwithstanding anything to the contrary in clauses (a) or (b) above or elsewhere in this Agreement, (i) removal of Property shall be permitted only if permitted by the terms of the Credit Agreement (and if after giving effect to such release no Unmatured Event of Default or Event of Default would exist or result therefrom) and (ii) upon the occurrence and during the continuance of an Unmatured Event of Default or Event of Default, the Agent shall have all rights and remedies under the Credit Agreement and the Security Agreement, including, but not limited to, the right to deny release of and access to the Property.

         SECTION 2.5 Liens or Encumbrances. The Company hereby acknowledges and agrees that the Agent and the Banks have been granted a perfected first-priority security interest in and to the Property under the Security Agreement and that the rights of the Agent to the Property in connection therewith overrides any custodial duties hereunder. Except pursuant to the Credit Agreement and the Liens granted to the Agent for the benefit of the Banks under the Security Agreement, the Property will not be subject to any Lien in favor of the Agent and the Agent shall not assign, hypothecate, pledge or otherwise dispose of the Property, except in accordance with this Agreement, the Credit Agreement and the Security Agreement. The Agent shall have no liability to the Company or any other Person for action or failure to act hereunder (including the refusal to release or make available Property) if it is acting in accordance with the Credit Agreement and the Security Agreement.

         SECTION 2.6 Maintenance of Records. The Agent shall implement and maintain administrative and operating procedures pursuant to which it shall keep and maintain all records and information necessary to permit the regular identification of all Property held or released by it.

         SECTION 2.7 Visitation Rights and Other Information. From time to time prior to the occurrence and continuance of an Event of Default, upon reasonable prior notification, during normal business hours, any Authorized Employee shall have the right (i) to visit the Agent's office where the Property is maintained,
(ii) to examine the facilities for the storage and safekeeping of the Property,
(iii) to review the procedures with which such Property is stored and catalogued, (iv) to examine and make copies of and abstracts from any documents relating to the Property, and (v) to discuss matters relating to the Property and the Agent's performance hereunder with any officer of the Agent having knowledge of such matters. The Agent shall provide to the Company such other information concerning the Property as it may from time to time reasonably request. The Agent acknowledges and agrees that the Securities and Exchange Commission shall, at all times upon reasonable prior notice, have the right to inspect the Property through its employees and agents. The Agent shall also have the right to make all Property available to any Bank for inspection.

         SECTION 2.8 Agent's Liability. The Agent shall have no liability whatsoever by reason of any error of judgment for any act done or step taken or omitted by it, or for any mistake of fact or law for anything which it may do or refrain from doing in connection herewith, unless caused by or arising out of its own negligence or willful misconduct. Without limitation on the foregoing, the Agent shall have no duties whatsoever to any Person (including any stockholder, officer, director or Affiliate of the Company) other than as expressly set forth herein and the rights of the Agent as the collateral agent for the Banks shall override any custodial duties hereunder. The Company hereby indemnifies and agrees to hold the Agent, each Bank and each of the officers, directors, employees, Affiliates and agents thereof (each an "Indemnified Party") harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and expenses, including Attorney Costs (collectively, "Indemnified Liabilities") incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to, the execution, delivery, performance or enforcement of this Agreement, except for any such Indemnified Liabilities arising out of the applicable Indemnified Party's gross negligence or willful misconduct.

                                    ARTICLE 3
                                  MISCELLANEOUS

         SECTION 3.1 Fees and Expenses of the Custodian. The Company agrees to pay the Agent the fees and expenses set forth on Schedule IV hereto in accordance with the terms thereof for the services rendered hereunder. Such fees and expenses shall be subject to adjustment from time to time in accordance with the Agent's customary practice. The Company shall also reimburse the Agent on demand for all out of pocket expenses (including Attorney Costs) incurred in connection with its duties as custodian hereunder.

         SECTION 3.2 Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 3.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered if personally delivered, mailed by certified or registered mail, postage-prepaid, return receipt requested, or sent by overnight courier or telecopied to the following address. All Property shall be delivered to the Agent at the address listed below.

                  (i)  if to the Company:
                                       American Capital Strategies, Ltd.
                                       3 Bethesda Metro Center
                                       Bethesda, Maryland  20814
                                       Attention:    John Erickson
                                       Telecopy No.: (301) 654-6714

                  (ii) if to the Agent:
                                       LaSalle National Bank
                                       135 South LaSalle Street, Suite 1626
                                       Chicago, Illinois  60674-4107
                                       Attention:    Mark Henrikson
                                       Telecopy No.: (312) 904-2084

           with a copy of Schedule II with each delivery of Property to:

                                           LaSalle National Bank
                                           135 South LaSalle Street, Suite 215
                                           Chicago, Illinois  60603
                                           Attention:    Michael J. Burton and
                                                         Adam S. Gelfeld
                                           Telecopy No.: (312) 904-6457
or such other address as may hereafter be furnished to the other parties by like notice.

         SECTION 3.4 Binding Effect; Assignability; Term. This Agreement shall be binding upon and inure to the benefit of the Company and the Agent and their respective successors and permitted assigns. The Company may not assign at any time its rights and obligations hereunder and interests herein without the prior written consent of the Agent. The Agent may not assign any of its rights, duties and obligations hereunder or any interest herein without the Company's prior written consent unless a Default or Event of Default has occurred and is continuing under the Credit Agreement in which case no such consent shall be necessary. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Termination Date, provided that the provisions of
Section 2.08 shall be continuing and shall survive the termination of this Agreement.

         SECTION 3.5 Resignation and Removal. The Agent may resign at any time by giving written notice thereof to the Company not less than 60 days prior to the effective date of such resignation (unless such resignation is tendered in connection with the termination of the Credit Agreement, in which case such resignation may be effective concurrently with such termination and repayment of all obligations under the Credit Agreement). The Agent may be removed by the Company at any time, with or without cause, by giving written notice thereof to the Agent not less than thirty (30) days prior to the effective date of such removal; provided, that no such removal shall be permitted at any time when the Credit Agreement is in effect without (a) the prior written consent of the Agent and (b) the execution and delivery of a custody agreement with a custodian satisfactory to the Agent that has agreed to act as bailee and perfection agent for the Agent and the Banks on terms satisfactory to the Agent. Upon any such resignation or removal, the Company shall have the right to appoint a successor Agent. Any such successor shall, upon its acceptance thereof, succeed to and become vested with all the rights, powers, privileges and duties of the retiring custodian, and the retiring custodian shall be discharged from its duties and obligations as custodian under this Agreement.

         SECTION 3.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         SECTION 3.7 Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         SECTION 3.8 General. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Property if it takes such action for that purpose as any Company requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any right with respect to such Property against prior parties, or to do any act with respect to the preservation of such Property not so requested by the Company, shall be deemed of itself a failure to exercise reasonable care in the custody or preservation of such Property.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGES HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         THE COMPANY AND THE AGENT (BY ACCEPTING THE BENEFITS HEREOF) HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.





                           [signature page to follow]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                      AMERICAN CAPITAL STRATEGIES, LTD.



                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------




                                      LASALLE NATIONAL BANK



                                      By:
                                         -------------------------------
                                      Name:
                                           -----------------------------
                                      Title:
                                            ----------------------------

                           AMERICAN CAPITAL STRATEGIES
                                   SCHEDULE I



----------------------------------------------------------- --------------------

AUTHORIZED EMPLOYEES                                        SPECIMEN SIGNATURE
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------

Malon Wilkus
----------------------------------------------------------- --------------------


Adam Blumenthal
----------------------------------------------------------- --------------------


Stephen L. Hester
----------------------------------------------------------- --------------------


Samantha Blizzard
----------------------------------------------------------- --------------------


John Erickson
----------------------------------------------------------- --------------------


Marge Schwalm
----------------------------------------------------------- --------------------

                                   SCHEDULE II

                        PORTFOLIO COMPANY [COMPANY NAME]


                      Transaction Date: ___________________

---------------- ------------------------------------------------------------------ --------------- ----------------

     Tab         Document Delivered (Title, Parties and Date)                          Original          Copy

---------------- ------------------------------------------------------------------ --------------- ----------------


                 [Documents Delivered]
---------------- ------------------------------------------------------------------ --------------- ----------------



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---------------- ------------------------------------------------------------------ --------------- ----------------


                 American Capital Strategies, Ltd. certifies that the above listed documents are all of the documents relating to the transaction described above.

                                     AMERICAN CAPITAL STRATEGIES, LTD.


                                     By:
                                        ------------------------------
                                     Its:
                                         -----------------------------

                 Received documents listed above this


                                     LASALLE NATIONAL BANK, as custodian


                                     By:
                                        ------------------------------
                                     Its:
                                         -----------------------------

                                  SCHEDULE III

                                 RELEASE REQUEST


LaSalle National Bank
135 South LaSalle Street, Suite 1626
Chicago, Illinois  60674-4107
Attention:  Mark Henrikson


                 Re: Custody Control Agreement between American Capital Strategies, Ltd. (the "Company") and LaSalle National Bank dated as of October 30, 1998 ("Agreement")

                 American Capital Strategies, Ltd. hereby requests release of the following items of property relating to the following transactions ("Released Property")

                             [Describe Document(s)]


                            [Describe Transaction(s)]


                 The Released Property should be delivered as follows

                         [Specify Delivery Instructions]


                                            American Capital Strategies, Ltd.


                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

Consent of Agent


By:  _________________________
[ATTENTION CUSTODIAN:
RELEASE REQUIRES WRITTEN CONSENT OF
MICHAEL BURTON, ADAM GELFELD OR
ANOTHER AUTHORIZED REPRESENTATIVE
OF AGENT UNDER THE CREDIT AGREEMENT
REFERRED TO IN THE AGREEMENT]

                                   SCHEDULE IV


                              LASALLE NATIONAL BANK
                            LOAN CUSTODY FEE SCHEDULE




A. Review and certification of files              $35.00 per document set

B. Storage and warehouse of files                 $ 1.30 per document set/month

D. Delivery, legal, other out-of pocket           At cost
   miscellaneous expenses

F. Release/Reinstatement Fees

            Releases:                             $ 7.50 per document set
            Reinstatements:                       $15.00 per document set


Fees due to LaSalle National Bank will be billed monthly and fees will be due and owing when incurred.

The undersigned agrees with the terms of this schedule and will pay fees directly to LaSalle National Bank.


American Capital Strategies, Ltd.


Accepted:
          ----------------------
Name of Officer:
                ----------------
Title:
      --------------------------
Date:
     ---------------------------


Billing Address: 3 Bethesda Metro Center
                 Bethesda, Maryland  20814
Attn: John Erickson
Phone:(301) 951-6122 x34
Fax:(301) 654-6714
Email: john_erickson@esops.com